UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2011 (June 2, 2011)

GASTAR EXPLORATION LTD.
(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 2, 2011, Gastar Exploration Ltd. (the “Company”) held its 2011 Annual General and Special Meeting of Shareholders (the “Annual Meeting”).  As of April 15, 2011, the record date for the Annual Meeting, 64,144,609 shares were issued and outstanding and entitled to vote at the Annual Meeting.  A summary of the matters voted upon by the shareholders and the final voting results for each such matter are set forth below.

Proposal 1 – Fixing the Number of Directors at Six (6)

The Company’s shareholders voted to fix the number of members of the Board of Directors (“Board”) at six (6) members.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
55,218,864	2,194,681	161,737	-

Proposal 2 – Election of Directors to the Board

The Company’s shareholders voted to elect the following persons as directors to serve for terms of one year until the next annual meeting and until their successors have been elected and qualified.  The voting results were as follows:

Nominee	Votes For	Votes Withheld
John H. Cassels	38,716,060	2,484,422
Randolph C. Coley	38,579,919	2,620,563
Robert D. Penner	36,059,855	5,140,627
J. Russell Porter	38,485,611	2,714,871
Floyd R. Price	38,571,761	2,628,721
John M. Selser	38,578,223	2,622,259

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders voted to approve a proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
55,404,212	857,033	1,314,037	-

Proposal 4 – Advisory Vote on Executive Compensation

The Company’s shareholders voted to approve the compensation paid to the Company’s named executive officers and the related compensation philosophy, policies and procedures.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
36,041,051	3,713,710	1,445,721	16,374,803

Proposal 5 – Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

The Company’s shareholders cast a non-binding advisory vote on the frequency of future advisory votes on executive compensation by selecting three years, two years or one year.  The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
22,135,072	12,833,013	5,078,132	1,154,265	16,374,803

In light of the advisory vote on the frequency of future advisory votes on executive compensation by the Company’s shareholders, the Board of Directors (the “Board”) has determined that the Company will include an advisory shareholder vote on executive compensation in the Company’s proxy materials every year until such time as the next advisory vote is submitted to the shareholders of the Company with regard to the frequency of future advisory votes on executive compensation, or the Board otherwise determines that a different frequency for such advisory vote is in the best interests of the shareholders of the Company.

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: June 2, 2011	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer